Acquisitions, Divestiture and Goodwill	12 Months Ended
Jan. 03, 2015
Acquisitions, Divestiture and Goodwill
Acquisitions, Divestiture and Goodwill

2. Acquisitions, Divestiture and Goodwill

Skagen Designs, Ltd. Acquisition.  On April 2, 2012, the Company acquired Skagen Designs, Ltd. and certain of its international affiliates (“Skagen Designs”). The purchase price was $231.7 million in cash and 150,000 shares of the Company’s common stock valued at $19.9 million. In addition, subject to the purchase agreement, the sellers could receive up to 100,000 additional shares of the Company’s common stock if the Company’s net sales of SKAGEN® branded products exceed certain thresholds over a defined period of time (the “Earnout”).

The Company recorded the Earnout as a $9.9 million contingent consideration liability in accrued expenses—other in the Company’s consolidated balance sheets as of the acquisition date. As of December 29, 2012, the contingent consideration liability was remeasured at zero, which resulted in a decrease in operating expenses of $9.9 million during fiscal year 2012. The contingent consideration liability remained valued at zero as the Earnout criteria was not met. The results of Skagen Designs’ operations have been included in the Company’s consolidated financial statements since April 2, 2012.

Prior to closing the Skagen Designs acquisition, the Company incurred approximately $600,000 of acquisition-related expenses for legal, accounting and valuation services during fiscal year 2011 and the first quarter of fiscal year 2012. The Company incurred additional acquisition and integration related costs of approximately $8.2 million in fiscal year 2012, subsequent to the closing date. Acquisition and integration costs were reflected in SG&A on the Company’s consolidated statements of income and comprehensive income. Assets acquired and liabilities assumed in the transaction were recorded at their acquisition date fair values, while transaction costs associated with the acquisition were expensed as incurred.

Because the total purchase price for Skagen Designs exceeded the fair values of the tangible and intangible assets acquired, $140.4 million of goodwill was recorded equal to the difference. The element of goodwill that is not separable into identifiable intangible assets represents expected synergies.

The goodwill and trade name assets recognized from the acquisition have indefinite useful lives, were tested for impairment beginning fiscal year-end 2012 and will continue to be tested for impairment annually or on an interim basis if indicators are present. The amortization periods for the acquired customer lists, patents and noncompete agreements range from three years to nine years. Approximately $133.8 million of the goodwill recognized in the acquisition is deductible for tax purposes.

During the fourth quarter of fiscal year 2014, the Company participated in arbitration proceedings regarding the original purchase price for Skagen Designs, which concluded that the original purchase amount for Skagen Designs was overstated and awarded the Company approximately $6.0 million. The Company recognized the amount in other income-net in the Company’s consolidated statements of income and comprehensive income for the fiscal year 2014.

Fossil Spain Acquisition.  On August 10, 2012, the Company’s joint venture company, Fossil, S.L. (“Fossil Spain”), entered into a Framework Agreement (the “Framework Agreement”) with several related and unrelated parties, including General De Relojeria, S.A. (“General De Relojeria”), the Company’s joint venture partner. Pursuant to the Framework Agreement, Fossil Spain was granted the right to acquire the outstanding 50% of its shares owned by General De Relojeria upon the expiration of the joint venture agreement on December 31, 2015. Upon the acquisition of these shares, Fossil Spain will become a wholly-owned subsidiary of the Company.

Effective January 1, 2013, pursuant to the Framework Agreement, the Company assumed control over the board of directors and the day-to-day management of Fossil Spain. As a result of this change, the Company now controls Fossil Spain and began consolidating it, instead of treating it as an equity method investment.

The Company remeasured its preexisting investment in Fossil Spain to fair value as of January 1, 2013, resulting in a gain of $6.5 million, which was recorded in other income-net on the Company’s consolidated statements of income and comprehensive income. The results of Fossil Spain’s operations have been included in the Company’s consolidated financial statements since January 1, 2013. The Company recorded approximately $10.6 million of goodwill related to the acquisition.

The purchase price for the shares has a fixed and variable component. The fixed portion is based on 50% of the net book value of Fossil Spain as of December 31, 2012. The fixed portion was measured at 5.2 million euros (approximately $6.8 million at the purchase date). The Company recorded a contingent consideration liability of 5.9 million euros (approximately $7.8 million at the purchase date) related to the variable portion of the purchase price as of January 1, 2013. The variable portion is determined based on Fossil Spain’s aggregated results of operations with a minimum annual variable price of 2.0 million euros (approximately $2.6 million at the purchase date) and a maximum annual variable price of 3.5 million euros (approximately $4.6 million at the purchase date) for each of the calendar years 2013, 2014 and 2015. See Note 9—Fair Value Measurements for additional information about the contingent consideration liability for Fossil Spain.

Of the total consideration for Fossil Spain, 3.2 million euros (approximately $3.9 million) relating to the contingent consideration for 2014 was recorded in accrued expenses—other, and 6.6 million euros (approximately $7.9 million) of the total consideration was recorded in other long-term liabilities in the consolidated balance sheets at January 3, 2015.

Bentrani Watches, LLC Acquisition.  On December 31, 2012, the Company purchased substantially all of the assets of Bentrani Watches, LLC (“Bentrani”). Bentrani was a distributor of watch products in 16 Latin American countries and was based in Miami, Florida. Bentrani was the Company’s largest third-party distributor and had partnered with the Company for ten years. The purchase price was $26.6 million, comprised of $19.3 million in cash and $7.3 million in forgiveness of a payable to the Company. The Company recorded approximately $8.9 million of goodwill related to the acquisition. The results of Bentrani’s operations have been included in the Company’s consolidated financial statements since the acquisition date. On June 28, 2013, the Company also obtained control of Bentrani Chile SpA (“Bentrani Chile”), and the results of Bentrani Chile’s operations have been included in the Company’s consolidated financial statements since that date. The terms of the Bentrani Chile acquisition were not significant.

Swiss Technology Components AG Divestiture.  On April 24, 2013, Swiss Technology Holding GmbH (“STH”), a wholly-owned subsidiary of the Company, sold 80% of STH’s share in Swiss Technology Components AG (“STC”). STC was deconsolidated as a result of the Company’s termination of control and has subsequently been accounted for under the cost method.

Goodwill.  The changes in the carrying amount of goodwill were as follows (in thousands):

	Americas	Europe	Asia	Total
Balance at December 29, 2012	$110,778	$62,034	$11,981	$184,793
Acquisitions	8,890	10,641	0	19,531
Foreign currency changes	(13)	2,692	(49)	2,630
Balance at December 28, 2013	$119,655	$75,367	$11,932	$206,954
Foreign currency changes	(217)	(8,934)	(75)	(9,226)
Balance at January 3, 2015	$119,438	$66,433	$11,857	$197,728